UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2009

ZI CORPORATION
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-24018	None
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

Suite 2100, 840 – 7th Avenue, S.W.
Calgary, Alberta
Canada T2P 3G2
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (403) 233-8875

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 2.02	Results of Operations and Financial Condition

On March 29, 2009, Zi Corporation (the “Company”) announced, among other things, its earnings for the quarter and year ended December 31, 2008. Further details are described in the press release issued by the Company on March 29, 2009, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated March 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZI CORPORATION

Date: March 30, 2009	By:	/s/ Blair Mullin
Blair Mullin
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

	99.1	Press Release dated March 29, 2009